UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007

Highland Distressed Opportunities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33032	680309666
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 247-1888
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On November 16, 2007, Highland Distressed Opportunities, Inc. (the “Company”) issued, for the benefit of all investors, a summary of selected Company data, as of October 31, 2007. This summary is included as Exhibit 99.1 to this Form 8-K and will be posted on the Company’s website, www.highlandhcd.com, under the segment entitled “Literature & Prospectus.”
Conference Call
The Company invites all interested persons to participate in its conference call on Monday, November 19, 2007 at 4:15 pm Eastern Time. The dial-in number for the call is (877) 795-3613. The pass code for the conference call is 5064186. The Company will maintain an audio replay of the call for one week following the call. The replay dial-in number is (888) 203-1112. The replay pass code is 5064186.
The information disclosed under this Item 7.01, including Exhibit 99.1, hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits.

99.1	HCD — Summary — 10.31.2007, issued on November 16, 2007.*

*	Furnished herewith

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND DISTRESSED OPPORTUNITIES, INC.
Date: November 16, 2007	By:	/s/ James D. Dondero

	Name:	James D. Dondero
President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	HCD — Summary — 10.31.2007, issued on November 16, 2007.